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                                                                 Exhibit 1.10(b)

                                       FIRST PENN-PACIFIC 1801 South Meyers Road
                        LIFE INSURANCE CO. Oakbrook Terrace, Illinois 60181-5214
                              A member of Lincoln Financial Group (630) 495-3336

                     Application for Life Insurance
                              Part I

Please Print Using Dark Ink

SECTION 1 - PROPOSED INSURED #1 (Applicant/Owner unless otherwise noted in
Section III)

                                    Date of
Name:_____________________ Sex: ___ Birth:___/___/___ Age:____
     (First)(Middle)(Last)                M   D   Y
State of           Social
Birth: ___________ Security No.:____________
Home Address: ________________________________________________
                        City         State             Zip
Phone # (Home) (___) __________
Marital Status: __ Occupation:________________________________
Employer: _________________________________________
Business Address: ____________________________________________
                        City         State             Zip
Phone #(Business) (___) ______________________________________

SECTION II - PROPOSED INSURED #2 (Contingent Owner, unless otherwise noted in Section III) (Complete ONLY if applying for Second-to-Die Coverage)

                                    Date of
Name:_____________________ Sex: ___ Birth:___/___/___ Age:____
     (First)(Middle)(Last)                M   D   Y
State of           Social
Birth: ___________ Security No.:____________
Home Address: ________________________________________________
                        City         State             Zip
Phone # (Home) (___) __________
Marital Status: __ Occupation:________________________________
Employer: _________________________________________
Business Address: ____________________________________________
                        City         State             Zip
Phone #(Business) (___) ______________________________________

SECTION III - APPLICATION/OWNER (or Payor)(Applicant must sign
Page 4)
Name of Applicant/Owner (if other than Proposed Insured #1)

                           Date of
Name:_____________________ Birth:___/___/___
                                  M   D   Y

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Social Security No.
or Taxpayer I.D. No.:_______________________
Address: _____________________________________________________
                        City         State             Zip
Relationship to
Proposed Insured(s): ________________________________

Name of Contingent Owner (if other than Proposed Insured
#2)(applicable only to Second-to-Die Coverage)
                           Date of
Name:_____________________ Birth:___/___/___
                                  M   D   Y
Social Security No.
or Taxpayer I.D. No.:_______________________
All notices and reports will be sent to the Owner, unless otherwise specified in Third Party Designation.
Relationship to
Proposed Insured(s): ________________________________

SECTION IV - BENEFICIARY

Primary Beneficiary: (full name and relationship to Proposed Insured(s): ______
_______________________________________________________________________________

Contingent: (full name and relationship to Proposed Insured(s): _______________
_______________________________________________________________________________

NOTE: Unless otherwise noted, death benefits will be divided equally among multiple surviving beneficiaries.

L-3920 AAA (10/99)
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                              Part II

SECTION V - POLICY BENEFITS AND PREMIUMS

Plan of Insurance: _________________    Premium Frequency:
                            __ Single Premium $_______________
                            __ Annual    __ Semi-Annual
Specified Amount: ________  __ Quarterly __ PAC

Death Benefit Option __ Option 1 __ Option 2 __ Other ________ Rider(s): Other Riders (if available)
Premium Payment Schedule: (if other than single)
Convalescent Care Benefits (Long-Term Care)
__ Waiver of Monthly Deduction
Planned Periodic Premium $___________________
__ 2 years and no extension    __ ________________________
Additional Initial Premium $__________________
__ 2 years and 2 year extension __ ________________________
Additional submitted with App $ ______________
__ 3 years and lifetime extension     __ _______________________
__ Other Combination ____________  __ ________________________

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SECTION VI - NON-MEDICAL QUESTIONS                                 Proposed Insured #1      Proposed Insured #2
Has any Proposed Insured: (if yes, give name, date and
details in Section VIII)                                                Yes    No                 Yes    No
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(a) have any life insurance or annuities currently in
force which will be replaced or changed by the policy being
applied for?                                                            ---    ---                ---    ---
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(b) smoked cigarettes in the past 12 months                             ---    ---                ---    ---
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(c) used any other type of tobacco or nicotine product
within the past 12 months?                                              ---    ---                ---    ---
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(d) piloted an aircraft within the past 3 years, or
has any intention of becoming a pilot?                                  ---    ---                ---    ---
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(e) ever participated in a sport or avocation such
as vehicle racing, sky diving, hang gliding, scuba or
skin diving?                                                            ---    ---                ---    ---
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(f) had any life or health insurance applied for ever
been declined, postponed or offered other than
applied for?                                                            ---    ---                ---    ---
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(g) within the past 3 years had their driver's license
restricted or revoked or been cited for more than 2
moving violations or been convicted of DUI?                             ---    ---                ---    ---
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(h) any intention of traveling or residing outside the
U.S. or Canada within the next two years?                               ---    ---                ---    ---
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

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SECTION VII - DETAILS TO NON-MEDICAL QUESTIONS IN SECTIONS VI
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Proposed Insured                  Question #             Date            Details or Reason
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(If more room needed, please use a separate sheet of paper and have the Proposed
Insured sign and date the form.)
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

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SECTION VIII - MEDICAL SECTION
Proposed Insured #1                                                 Proposed Insured #2
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Height: ____ Ft. _____In.                                           Height: ____ Ft. _____In.
Weight __________ lbs.                                              Weight __________ lbs.
Weight Change in past year and reason?                              Weight Change in past year and reason?
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Personal Physician's Name                                           Personal Physician's Name

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Address and Phone Number                                            Address and Phone Number
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

L-3920 AAA (10/99)


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Third Party Designation

I, the Applicant/Owner understand that I have the right to designate a third party, in addition to myself, to receive copies of any grace period and lapse notices of my insurance coverage. I understand that no Power of Attorney is created by this designation and that no other policy information will be supplied to the designated third party. I understand that the additional notice will be mailed no later than 30 days after a premium payment is required and unpaid. I also understand that I will be given the opportunity to change my third party designation annually. My selection is as follows:
__ I elect NOT to designate a third party to receive any grace period or lapse notices.
__ I designate the person listed below to receive copies of any grace period or lapse notices.
Third Party Name: _____________________________________________________________
         Address: _____________________________________________________________
        Phone No. __________________________

Optional Inflation Protection Coverage (This coverage ONLY applies to the optional Extension of Convalescent Care (Long-Term Care) Benefits Rider.)
I have reviewed the Outline of Coverage and the graphs that compare the benefits and premiums of the optional Extension of Convalescent Care Benefits Rider with and without inflation protection. I understand and agree that I will be issued the rider that includes the inflation protection UNLESS I sign the rejection statement below.
Rejection Statement: I hereby REJECT the Optional Inflation Protection.

________________________________________________________________________________
                (Signature of Applicant/Owner)

______________________________________________
        (Date)

Statement of Understanding

By signing the section below, I (we) understand and agree that:
All statements and answers given on all Parts of this application, when required, are true, complete and correctly recorded to the best of my (our) knowledge and belief. I (We) understand that all such statements and answers are part of this application and, therefore a part of any insurance policy issued. It is agreed that:
(1) No agent or medical examiner can accept risks or make or change contracts or waive First Penn-Pacific's rights or requirements.
(2) No insurance shall take effect unless the Proposed Insured(s) is (are) alive and in the same condition of health as described in this application when the policy is delivered to the Owner and the full initial premium is paid. However, if the full initial premium is paid as set forth in the

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attached Conditional Receipt and this Receipt is delivered to the Owner, the terms of this Receipt shall apply.
(3) Acceptance of a policy by the Owner shall constitute ratification of any changes made by First Penn-Pacific under Executive Office Endorsements. In those states where it is required, changes in plan of insurance, amount, age at issue, classification of risks or benefits will be made only with the Owner's consent.

Fraud Notice

I understand that any person who submits an application or files a claim with the intent to defraud or helps commit a fraud against an insurer, as determined by a court of competent jurisdiction, is guilty of a crime.

Authorization to Obtain and Disclose Information

First Penn-Pacific Life Insurance Company, its reinsurers, insurance support organizations, and their authorized representatives, are hereby authorized to obtain medical and other information in order to evaluate my (our) application for insurance. This authorization includes information about drugs, alcoholism and mental illness.

Any physician, medical practitioner, hospital, clinic, or other medical or medically related facility, the Veterans Administration, the Medical Information Bureau, Inc., my employer, any consumer reporting agency or insurance company who possesses information of care, treatment or advice given to me or my children may furnish such information to First Penn-pacific, or its authorized representative upon presenting this authorization to photocopy.

First Penn-Pacific or its reinsurers may make a brief report regarding me or my children to other insurance companies to whom I have or may apply.

I authorize First Penn-Pacific to obtain an investigative consumer report on me. I understand that if a consumer report is prepared, I will be interviewed in connection with the report. I understand that I may request a copy of this report.

I elect not to have personal information disclosed to non-affiliates of First Penn-Pacific for purposes other than the marketing of insurance products and services.

This authorization shall be valid from the date signed for a period of 22 years
(30) months. A photocopy of this authorization shall be as valid as the original.

I understand that I, or any person who is authorized to act on my behalf, is entitled to receive a copy of this authorization

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form.

I (We) have read the Optional Inflation Protection Coverage notice, the Statement of Understanding, the Fraud Notice, the Authorization to Obtain and Disclose Information and have received a copy of the Pre-Notification which includes the Medical Information Bureau notice and the Fair Credit Reporting Act notice. Caution: If your answers on this application are incorrect or untrue, First Penn-Pacific may have the right to deny benefits or rescind coverage.


Signed at _____________________________________________________________________
                              (City/State)
this date ________________________________
              (Month/Day/Year)

_______________________________________________________________________________
(Signature of Proposed Insured #1 if other than Applicant)

_______________________________________________________________________________
(Signature of Applicant/Owner if other than Proposed Insured(s))

_______________________________________________________________________________
(Signature of Proposed Insured #2 if applicable)

_______________________________________________________________________________
Signature of Witness/Agent


Executive Office Endorsement
(Not applicable in Pennsylvania or West Virginia)


Special Requests or Instructions

L-3920 AAA (10/99)


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                                 AGENT'S REPORT

The degree of service which the Company is able to render the Agent and the Applicant/Owner will be largely determined by the completeness and accuracy with which the following questions are answered:

            AGENT'S STATEMENT                                   YES     NO
1. Did you see and personally ask the Proposed Insured(s)
   all the questions on the application(?).................     ___    ___
2. Are you aware of any information which is inconsistent
   with the information shown on the application(s)?.......     ___    ___
3. To your knowledge, has any Proposed Insured smoked
   cigarettes or used any tobacco or nicotine product
   within the past 12 months?..............................     ___    ___
4. Did you give the "prenotification" to the Proposed
   Insured(s)?  (If not, explain)..........................     ___    ___
5. Will the policy applied for replace or change any
   existing insurance or annuity?..........................     ___    ___
9. Proposed Insured's estimated worth?
   Assets $_________________   Net Worth $________________
   Liabilities $ ___________   Monthly Income $___________
10. Estimated invested assets exclusive of Home, Car, and personal property

_______________________________________________________________________________

11. Estimated total annual household income____________________________________

12. Source of premium and date available_______________________________________

List any health insurance policies (including Long-Term Care) you have sold to the Proposed Insured(s) which are still in force:

_______________________________________________________________________________

List any health insurance policies (including Long-Term Care) you have sold to the Proposed Insured(s) in the past five (5) years which are no longer in force:

_______________________________________________________________________________

_______________________________________________________________________________


Agent entitled to commission                Commission
                                               Split

____________________________ __________     ____________________________
        Name                 Agent No.

____________________________ __________     ____________________________
        Name                 Agent No.

____________________________ __________     ____________________________


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     Agency Name             Agent No.


________________________________________________________
       Marketing Company Name and Phone (if known)

Please indicate requirements you ordered.

___ Exam                      APS Dr. __________________

___ EKG                           Dr. __________________

___ Urine                     Other

___ Blood Profile             __________________________

___ Inspection Report

________________________________________________________

_______________________________________________________________________________
Agent                     I declare that, prior to the application being signed,
Statement                 I have asked and carefully explained each question and
                          Statement recorded each answer and that, to the best
                          of my knowledge and belief, the answers given in this
                          application are complete and accurate. I also declare
                          that the notice including the Medical Information
                          Bureau and Fair Credit Reporting Act was given to the
                          Proposed Insured(s). To the best of my knowledge, the
                          insurance applied for (will/will not) replace any
                          existing life insurance or annuity.

                          I declare that I have no personal knowledge of any
                          other factors which may have an effect on the Proposed
                          Insured(s) insurability.
_______________________________________________________________________________

Date _______________, ________ ______________________
     Month       Day    Year     Print Agent Name

______________________________ ______________________
      Agent Phone Number          Signature of Agent

Agent Remarks


L-5029 AAA (5/97)

69209